SUPPLEMENT for the Commonwealth of Pennsylvania dated May 1, 2003 to
PROSPECTUS dated May 1, 2003 for
PREMIERE SURVIVOR issued by Protective Life Insurance Company

The information provided regarding "Premium Expense Charge" in the Fee Table on Page 8 is amended as follows:

Charge	When Charge is Deducted	Amount Deducted- Maximum Guaranteed Charge	Amount Deducted- Current Charge
Premium Expense Charge	Upon receipt of each premium payment	8.0% in Policy Years 1 through 20; 2.5% in Policy Years 21 and thereafter	7.5% in Policy Years 1 through 20; 2.0% in Policy Years 21 and thereafter

The information provided regarding "Monthly Administration Fee" in the Fee Table on Page 10 is amended as follows:

Charge	When Charge is Deducted	Amount Deducted- Maximum Guaranteed Charge	Amount Deducted- Current Charge
Monthly Administration Fee	On the Policy Effective Date and each Monthly Anniversary Day during the first 20 Policy Years	$.04 per $1,000 of Basic Face Amount	$.035 per $1,000 of Basic Face Amount

The first paragraph under the "Policy Split Option Endorsement" section on Pages 19 and 41 is amended as follows:

Policy Split Option Endorsement. Under this endorsement, the Owner(s) may exchange the Policy for two individual permanent life insurance policies,one on the life of each of the Joint Insureds by making a written request to the Home Office.

The information provided in the "Premium Expense Charge" section on Page 32 is amended as follows:

Policy Year	Current Charge	Maximum Charge
1-20	7.5%	8.0%
21+	2.0%	2.5%

The second sentence in the "Monthly Administration Fees" section on Page 34 is replaced with the following information:

Monthly administration fees are currently $.035 per $1,000 of Basic Face Amount (guaranteed not to exceed $.04 per $1,000) during Policy Years 1 through 20. This charge is not assessed after the twentieth policy year.

The entries on the table on Page 43 for the Policy's Sales Charges/Premium Expense Charge and Administration
Fees are amended as follows:

Sales Charges/Premium Expense Charge	Percentage of each premium payment as follows: 8.0% in Policy Years 1 through 20 2.5% in Policy Years 21+
Administrative Fees	A maximum monthly charge equal to $.04 per $1,000 of the Basic Face Amount in Policy Years 1 through 20. Additional charge for the first 12 months after an increase in the Supplemental Face Amount based on the amount of increase.